SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement           [  ]  Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                           Ophthalmic Imaging Systems
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

      (5)   Total fee paid:

       -------------------------------------------------------------------------

      []    Fee paid previously with preliminary materials.

      [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       -------------------------------------------------------------------------

      (1)   Amount Previously Paid:

       -------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

      (3)   Filing Party:

       -------------------------------------------------------------------------

      (4)   Date Filed:

       -------------------------------------------------------------------------

                           OPHTHALMIC IMAGING SYSTEMS
                            221 LATHROP WAY, SUITE I
                          SACRAMENTO, CALIFORNIA 95815
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 22, 2004
                    ----------------------------------------

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the "Meeting") of OPHTHALMIC IMAGING SYSTEMS, a California corporation (the "Company"), will be held at the principal executive offices of the Company located at 221 Lathrop Way, Suite I, Sacramento, California 95815, on Wednesday, December 22, 2004, 10:30 a.m., to consider and act upon the following:

      1.    the  election  of five (5)  individuals  to  serve  as the  Board of
            Directors  of  the  Company   until  the  next  Annual   Meeting  of
            Shareholders and until their successors are elected and qualified;

      2. the ratification of the Board of Directors' selection of Perry-Smith LLP to be the independent registered public accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2004; and

      3. the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only shareholders of record of the Common Stock, no par value, of the Company at the close of business on November 12, 2004 are entitled to receive notice of and to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated:  November 19, 2004
                                              By Order of the Board of Directors



                                              Ariel Shenhar
                                              Secretary

                                    IMPORTANT
                                    ---------

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                           OPHTHALMIC IMAGING SYSTEMS
                            221 LATHROP WAY, SUITE I
                          SACRAMENTO, CALIFORNIA 95815
                    ----------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 22, 2004
                    ----------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ophthalmic Imaging Systems, a California corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California 95815 on Wednesday, December 22, 2004 at 10:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is November 19, 2004.

         A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. The Company is not aware of any matter to be presented at the Meeting other than those matters described herein. If, however, any other matters are properly brought before the Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Shareholders of record as of the close of business on November 12, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 15,033,585 outstanding shares of Common Stock, no par value. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

                                VOTING PROCEDURES

         Generally, each share of Common Stock outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. In the election of directors however, every shareholder entitled to vote in such election, or his or her proxy, may cumulate such shareholder's votes. Each shareholder or proxy cumulating votes will have a total number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, and all such votes can be cast in favor of one candidate or distributed in any manner desired by the shareholder among as many candidates as the shareholder may select, provided that the votes may not be cast for more than five (5) candidates (a number equal to the total number of directors seats to be filled). No shareholder or proxy will be entitled to cumulate votes for a candidate unless such candidate's name has been placed into nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any shareholder provides such notice, all shareholders may cumulate their votes for candidates in nomination.

         Assuming the presence of a quorum, the five (5) nominees receiving the highest number of affirmative votes cast by holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting shall be elected as directors. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by the highest number of votes received, a vote against a director and votes withheld from a nominee or nominees will not affect the outcome of the election and will be excluded entirely from the vote.

         In order to take action on a matter submitted to shareholders at a meeting where a quorum is present (other than the election of directors), the affirmative vote of a majority of the "Votes Cast" (as defined below) is required for approval, unless the Company's Articles of Incorporation or state law requires a greater number of votes. For purposes herein "Votes Cast" are the shares of Common Stock represented and voting in person or by proxy at the Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory provision or case law in California with respect to the proper treatment of abstentions, the Company believes that an abstention with respect to any proposal coming before the Meeting should be counted as present for purposes of determining the existence of a quorum and the total number of Votes Cast at the Meeting with respect to a proposal. Since shareholder approval of a proposed action requires the affirmative vote of the Votes Cast, abstentions will have the same effect as a vote against the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. The approval of the ratification of the Board of Directors' selection of Perry-Smith LLP to be the independent registered public accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2004, requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy, at the Meeting, provided a quorum exists.

         In the event of a broker non-vote with respect to any matter coming before the Meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a Vote Cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 12, 2004 certain information regarding the ownership of voting securities of the Company by each shareholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, and (iii) all executive officers and directors as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless otherwise noted, the address of each beneficial owner named below is the Company's corporate address.

         Name and Principal Position            Amount and Nature of Beneficial Owner         Percent of Class
-----------------------------------------    ------------------------------------------    --------------------
MediVision Medical Imaging Ltd.
P.O. Box 45, Industrial Park
Yokneam Elit
20692 Israel                                                      11,130,151(1)                     74.0%

Gil Allon, Director and Chief Executive
Officer                                                              323,333(2)                      2.1%

Ariel Shenhar, Director, Chief Financial
Officer and Secretary                                                183,333(2)                      1.2%

Jonathan Adereth, Chairman of the Board
                                                                     170,000(2)                      1.1%

Noam Allon, Director                                                 170,000(2)                      1.1%

Alon Harris, Ph.D., Director                                          20,000(2)                       *

Michael Benoff, Director                                                   0                          *

Yigal Berman, Director Nominee                                             0                          *

Directors and Officers as a group
(total of 6 persons)                                                 866,666(2)                      5.5%

------------------------------------
*        Represents less than 1%

(1) As indicated in a Schedule 13D filed by MediVision Medical Imaging Ltd. ("MediVision") on June 25, 2004.
(2) Represents shares subject to stock options exercisable within 60 days from November 12, 2004.

                        ACTION TO BE TAKEN AT THE MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Meeting, five (5) directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's By-Laws. Unless otherwise specified, all proxies will be voted in favor of the five (5) nominees listed below as directors of the Company.

         All of the nominees, with the exception of Michael Benoff who was appointed to the Board on June 10, 2004, and Yigal Berman were elected as directors at last year's annual meeting and their terms expire at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

         Our director nominees and executive officers are as set forth in the table below:

Name                       Age                Position
----------------------     --------------     ----------------------------------
Gil Allon                  43                 Director, Chief Executive Officer
Ariel Shenhar              39                 Director, Chief Financial Officer
                                              and Secretary
Alon Harris, Ph.D.         45                 Director
Michael Benoff             50                 Director
Yigal Berman               55                 Director Nominee


         Gil Allon has served as a member of the Company's Board of Directors since August 2000 and has served as the Company's Chief Executive Officer since January 2002. Mr. Allon has acted in the capacity of the Company's Chief Executive Officer since August 2000. Mr. Allon is also a member of the Compensation and Nomination Committees of the Company's Board of Directors. Mr. Allon has also served as the Vice President, Chief Operating Officer and a member of the Board of Directors of MediVision since MediVision's inception in June 1993. Mr. Allon currently serves as a member of the Board of Directors of MediVision. Mr. Allon received his B.A. and M.Sc. in Computer Science, both with distinction, from the Technion Israel Institute of Technology in Haifa, Israel in May 1987 and December 1989, respectively, and his M.B.A. with distinction in Business Management from the University of Haifa in September 1999.

         Ariel Shenhar has served as a member of the Company's Board of Directors since August 2000, has served as the Company's Chief Financial Officer since July 2002 and has served as the Company's Secretary since August 2002. Mr. Shenhar is also a member of the Audit Committee of the Company's Board of Directors. Mr. Shenhar has also served as a member of the Board of Directors of MediVision since August 1994 and as its Vice President and Chief Financial Officer since January 1997. Mr. Shenhar served as a member of the Board of Directors of Fidelity Gold Real Estate Markets Ltd., an Israeli company engaged in real estate, from 1994 to 1998, as an accountant at Nissan Caspi & Co. Certified Public Accountants in Jerusalem, Israel in 1996, and at Witkowski &Co. Certified Public Accountants in Tel Aviv, Israel from 1994 to 1995. Mr. Shenhar received his B.A. in Economics and Accounting and his M.B.A. in Finance, with distinction, from the Hebrew University in Jerusalem, Israel in June 1992 and June 1999, respectively, and has been a Certified Public Accountant since January 1997.

         Alon Harris has served as a member of the Company's Board of Directors since November 2001. Professor Harris is also a member of the Audit Committee of the Company's Board of Directors. Professor Harris has been Director of the Glaucoma Research and Diagnostic Laboratories (the "Laboratory") in the Department of Ophthalmology at the Indiana University School of Medicine ("Indiana") since 1993. The Laboratory, founded by Professor Harris, specializes in investigation of ocular blood flow and its relationship to eye diseases such as glaucoma, age-related macular degeneration and diabetic retinopathy. He has been the Letzter Chair of Ophthalmology at Indiana since 2000 and has been a Professor of Ophthalmology and Physiology and Biophysics at Indiana since 1999. Professor Harris is the 1995 recipient of the Research to Prevent Blindness International Scholar Award and holds the Letzter Endowed Chair of Ophthalmology.

         Michael Benoff has served as a member of the Company's Board of Directors since June 2004. Mr. Benoff was also appointed to the Audit Committee of the Company's Board of Directors during 2004. Mr. Benoff has been a private investor since 1999. From 1987 until 1999, he served in several senior financial management positions, most recently as Executive Vice President and Chief Financial Officer of the Money Store Inc. Prior to this he held the position of Vice President of Investment Banking at Matthew & Wright, Inc. Mr. Benoff graduated from Princeton University, magna cum laude, with a Bachelor of Arts in politics. He was also a member of the Phi Beta Kappa Society.

         Yigal Berman has served as a member of the Board of Directors of MediVision since July 1996. In addition, since 1991, Mr. Berman has served as Vice President of Finance and Secretary of Intergamma Investment Ltd. Since 1989, Mr. Berman has served as a member of the Board of Directors of Delta Trading, the majority shareholder of MediVision. Mr. Berman received his B.A. in Economics and his M.B.A. in Business Management from the Tel Aviv University in Israel in April 1974 and December 1976 respectively.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2003, the Board of Directors held seven (7) meetings and acted by written consent on one (1) occasion. All of the directors attended the meetings of the Board. The Board has established audit, nominating and compensation committees.

SHAREHOLDERS COMMUNICATIONS

         The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances, the Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

         Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. Shareholders who wish to send communications on any topic to the Board should address such communications in care of Company's Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento, California, 95815.

         The functions of the Audit Committee (the "Committee") include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with our financial management and the independent auditors to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition; and to report to the Board periodically with respect to such matters. The Committee currently consists of Jonathan Adereth, Ariel Shenhar, Alon Harris and Michael Benoff, who was appointed in 2004. The Audit Committee is composed of a majority of independent directors. The Committee held four (4) meetings during 2003.

         The function of the Nominating Committee is to nominate directors to the Board of Directors. The Nominating Committee currently consists of Gil Allon and Jonathan Adereth. The Nominating Committee did not hold any meetings during 2003. The Nominating Committee does not have a written charter. The duties and responsibilities of the Nominating Committee include overseeing the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole, reviewing the composition and size of the Board and determining the criteria for Board membership, evaluating the performance of Board members eligible for re-election and recommending the Director nominees for election to the Board by the shareholders at the annual meeting of shareholders, identifying, considering and recommending candidates to fill new positions or vacancies on the Board, and reviewing any candidates recommended by shareholders in accordance with the bylaws (in performing these duties, the Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm's fees and other retention terms), evaluating director compensation, consulting with outside consultants, as appropriate, and making recommendations to the Board regarding director compensation, and making recommendations for continuing education of Board members.

         The rules of the SEC require that the Company, because it is not listed on any national securities exchange, must choose a definition of director "independence" for purposes of determining which directors are independent. The Company has chosen to follow the definition of independence as determined by The Nasdaq National Market. Pursuant to NASDAQ's definition, all of the members of the Nominating Committee, except for Gil Allon are considered independent. The Board has determined that despite the fact that Gil Allon is not considered independent for this purpose, he nonetheless is an important addition to the Nominating Committee by virtue of his experience and qualifications and his personal interest in the success of the Company and, he is considered to be a valuable member of the Nominating Committee.

         The process followed by the Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by committee members.

           In deciding whether to include a candidate in the Board's slate of recommended director nominees, the Nominating Committee will look at criteria including the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, independence and the ability to act in the interests of all shareholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

         Shareholders may recommend individuals to the Nominating Committee for consideration as director candidates by submitting their names to the Nominating Committee, c/o Company's Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento California, 95815, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

         Shareholders may also directly nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board, by following the procedures set forth under "Shareholder Proposals".

         The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of our executive officers. The Compensation Committee currently consists of Gil Allon and Jonathan Adereth. The Compensation Committee held three (3) meetings during 2003.

Audit Committee Report

         Our Committee has reviewed and discussed with management of the Company and Perry-Smith LLP, the independent registered public accounting firm of the Company, the audited financial statements of the Company as of December 31, 2003 (the "Audited Financial Statements").

         The Committee has discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, has received and reviewed the written disclosures and the letters from Perry-Smith LLP required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Perry-Smith LLP such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. Perry-Smith LLP is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the reports of Perry-Smith LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

                                       Audit Committee


                                       Jonathan Adereth, Audit Committee Chair
                                       Ariel Shenhar, Audit Committee Member
                                       Allon Harris, Audit Committee Member

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Noam Allon, Gil Allon, Ariel Shenhar, and Jonathan Adereth were late in filing reports concerning the grant to them of options to purchase 30,000, 70,000, 50,000, and 30,000 shares of the Company's Common Stock, respectively, and MediVision was late in filing reports concerning its conversion of its working capital note into 6,216,216 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long term compensation of the Company's named executive officers for services in such capacity to the Company during the Company's 2003, 2002 and 2001 fiscal years.


                           SUMMARY COMPENSATION TABLE

           NAME AND PRINCIPAL              FISCAL                                      OTHER ANNUAL COMPENSATION
                POSITION                    YEAR      SALARY ($)       BONUS ($)                 ($)
--------------------------------------   ---------   -------------   ------------     ---------------------------
  Gil Allon                                 2003      $132,000        $55,440(2)              $34,860(3)
     Chief Executive Officer                2002      $122,769        $39,892(4)              $36,126(5)
                                            2001      $120,000(1)     $42,269(6)              $40,639(7)

  Ariel Shenhar                             2003      $115,500        $38,000                 $ 8,737(8)
     Vice-President, Chief Financial        2002      $ 48,231(9)     $38,000(10)             $ 5,528(11)
     Officer


(1) Payments to and on behalf of Mr. Allon for his services to the Company in 2001 were generally made directly by MediVision and charged to the Company
(2) $44,921 of the estimated bonus was paid by the Company to Mr. Allon in 2003. The balance was accrued in the financial statements and paid in 2004.
(3) Represents $26,123 in housing expenses paid by MediVision and charged to the Company and approximately $8,737 in automobile expenses for Mr. Allon paid by the Company.
(4) $10,000 of this amount was paid by the Company to Mr. Allon in 2002 and the balance was paid in 2003
(5) Represents $25,800 in housing expenses paid by MediVision and charged to the Company and approximately $10,326 in automobile expenses for Mr. Allon paid by the Company.
(6)   Paid by the Company to Mr. Allon in June 2002.
(7) Represents $21,925 in housing expenses and $5,514 in medical insurance premiums paid by MediVision and charged to the Company and approximately $13,200 in automobile expenses for Mr. Allon paid by the Company.
(8) Represents $8,737 in automobile expenses for Mr. Shenhar paid by the Company.
(9)   Represents  salary from July 22, 2002  through  December  31,  2002.
(10)  Represents  bonus  accrued in the financial  statements  and paid in 2003.
(11) Represents approximately $5,528 in automobile expenses for Mr. Shenhar paid by the Company.

OPTION GRANTS IN LAST FISCAL YEAR

         As of December 31, 2003, the Company did not have any long-term incentive plans nor had it awarded any restricted stock. During the year ended December 31, 2003, the following options were granted to named executive officers:

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                             % OF TOTAL OPTIONS/
                                  NUMBER OF SECURITIES         SARS GRANTED TO
                                 UNDERLYING OPTIONS/SARS       EMPLOYEES IN        EXERCISE OR BASE       EXPIRATION
             NAME                      GRANTED (#)               FISCAL YEAR        PRICE ($/SHARE)          DATE
-----------------------------   -------------------------   -------------------- ------------------      -------------
Gil Allon                                70,000                      28%                  $.41            April 9, 2013
   Chief Executive Officer

Ariel Shenhar                            50,000                      20%                  $.41            April 9, 2013
   Vice President,
   Chief Financial Officer



OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

         No stock options were exercised during the fiscal year ended December 31, 2003 by any named executive officers listed on the summary compensation table. The following table contains information concerning the number and value, at December 31, 2003, of options held by the named executive officers. The Company does not use SARs as compensation.


-------------------------------------------------------------------------------------------------------------------
                                               NUMBER OF UNEXERCISED OPTIONS      VALUE OF UNEXERCISED IN-THE-MONEY
                                                    AT FISCAL YEAR END              OPTIONS AT FISCAL YEAR END(1)
  NAME                                         EXERCISABLE     UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
  Gil Allon  - Chief Executive Officer            286,667(2)       73,333           $228,014             $58,226
-------------------------------------------------------------------------------------------------------------------
  Ariel Shenhar - Vice President,                 166,667          33,333           $132,334             $26,466
  Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------


(1) All options had a market value of $1.20 per share at December 31, 2003. The exercise price on all shares was $.406 per share.

(2) Includes 13,334 shares exercisable and 26,666 shares unexercisable by indirect ownership through spouse.

EMPLOYMENT AGREEMENTS

          The Company has entered into an employment agreement with Mr. Allon, dated December 1, 2001, for his services as Chief Executive Officer, for a term of approximately one year, which agreement may be renewed for successive one year intervals upon mutual agreement of the parties. This agreement between the parties was renewed on December 15, 2002 and was revised to provide for an indefinite term. Under the terms of the agreement, subsequently revised in May 2004, Mr. Allon is to receive an annual salary of $140,000 effective April 1, 2004 and a bonus to be determined annually by the Board of Directors based on the Company meeting certain performance goals. Mr. Allon will also be eligible to participate in the Company's health and welfare insurance plans and is provided an automobile for business use.

         The Company has also entered into an employment agreement with Mr. Shenhar for his services as Chief Financial Officer, for a term of approximately one year, which commenced on July 22, 2002 and which expired on June 30, 2003. Under the terms of agreement, revised in December 2003 to provide for an indefinite term, Mr. Shenhar's salary was increased from $114,000 to $120,000 annually effective October 1, 2003, and he is to receive a bonus to be determined annually by the Board of Directors based on the Company meeting certain performance goals. Mr. Shenhar was also eligible to participate in the Company's health and welfare insurance plans and was provided an automobile for business use.

         In addition, Jonathan Adereth received $36,000 for his services as Chairman of the Board and an additional $2,000 for meetings attended in 2003.

         Pursuant to a letter agreement executed on October 24, 2001, between Dr. Harris and the Company, and as subsequently modified by the parties, the Company agreed to the following in connection with his service as a director:
(i) to grant to Dr. Harris options to purchase up to 20,000 shares of the Company's Common Stock, at a per share exercise price not less that fair market value on the date of the grant, (ii) to pay to Dr. Harris, in four equal quarterly installments, an annual retainer in the aggregate amount of $4,000,
(iii) to pay to Dr. Harris a per meeting fee of $500 for attending non-telephonic meetings of the Board, (iv) to pay to Dr. Harris an hourly fee of $100 for attending telephonic meetings of the Board, and (v) to reimburse Dr. Harris for reasonable expenses incurred in connection with his services as a director. Dr. Harris's agreement was revised in September 2002 to provide for a quarterly payment of $1,500 for his services as a director, eliminating the payments to him for his individual attendance at telephonic and non-telephonic meetings of the Board. For his services as a director during the year, Dr. Harris earned approximately $6,000, of which approximately $1,500 was accrued as of December 31, 2003 and paid in 2004. The above referenced options to Dr. Harris were granted in January 2002 at a per share exercise price of $.10, which price exceeded the closing price of the Company's Stock on the date of grant.

         Pursuant to a letter agreement executed on June 25, 2004 between Mr. Benoff and the Company agreed to the following in connection with his service as a director: (i) to grant Mr. Benoff options to purchase up to 40,000 shares of the Company's Common Stock, at a per share price not less than fair market value on the date of the grant, (ii) to pay Mr. Benoff, in four equal quarterly installments, an annual retainer in the aggregate amount of $6,000 for attendance at up to 2 Board meetings per quarter, (iii) to pay to Mr. Benoff a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of 2 Board meetings per quarter and reimbursement for related expenses. The above referenced options have not yet been granted by the Board.

         No standard arrangement regarding compensation of the directors has been adopted by the Board, and, except as noted above, no director has been paid any compensation by the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

         In January 2004, the Company entered into a service agreement, effective January 1, 2003 with MediStrategy Ltd. ("MS"), an Israeli company owned by Noam Allon, a member of the Company's Board of Directors. Under the terms of the agreement, MS will provide services to the Company primarily in the business development field in ophthalmology including business cooperation, mergers and acquisitions allocating new lines of business and analyzing of such, defining new product lines or business opportunities to be developed. All services provided by MS shall be performed solely by Noam Allon.

         In consideration for the services to be provided, the Company agreed to pay MS a monthly sum of $3,300 paid quarterly. In addition, MS is to be paid a yearly performance bonus of up to $20,000 upon achievement of goals under the terms of the agreement determined by MS, Noam Allon and our Chairman of the Board. As of December 31, 2003, MS has earned fees in the amount of $39,600 and a bonus of $10,000. These amounts were accrued as of December 31, 2003 and paid in 2004.

         TRANSACTIONS WITH SECURITY HOLDERS

         During the period of August 2000 through July 1, 2001, the Company executed several promissory notes in favor of MediVision Medical Imaging LTD. ("MediVision"), an Israeli corporation and majority shareholder in the Company. The Short Term Promissory Note (the "Short-Term Note") had a maximum principal balance of $260,000 available, while the Working Capital Funding Agreement (the "Working Capital Note") and Amendment No.1 to this agreement (the "Amendment") provided an additional funding of $2,500,000. Both Notes and the Amendment bear interest at the rate of 9.3% per annum and are secured by all of the Company's assets. The principal amount outstanding, together with any and all accrued interest on the Working Capital Note and Amendment, was payable by August 31, 2003, except that MediVision may, at its option, at any time convert any amount of principal and interest then outstanding into shares of the Company's common stock at a conversion price of $.80 per share on the Working Capital Note and $0.185 per share on the Amendment No.1 to the Working Capital Note.

           In May 2003, the Company and MediVision entered into Amendment No. 2 to the Working Capital Funding Agreement and the Short Term Note whereby the repayment terms on the debt were extended on all principal and interest due until January 1, 2005.

           In June 2003, MediVision exercised its option, as stipulated in the Working Capital Funding Agreement, Amendment No. 1, to convert $1,150,000 of principal and interest at a conversion price of $0.185 per share into 6,216,216 common shares of stock. As a result of the foregoing transactions, MediVision owns approximately 85% of the Company's outstanding common stock as of December 31, 2003.

          At December 31, 2003, after the conversion, the Company had recorded approximately $201,000 in aggregate debt owed to MediVision.

         In August 2002, the Company's Board of Directors, at MediVision's request, authorized the Company to guarantee and/or provide security interests in its assets for certain of MediVision's loans with financial institutions, in the maximum aggregate amount of approximately $1.9 million. In August 2002, MediVision subordinated to the financial institutions its security position in the Company's assets, which had been granted in consideration of loans to the Company from MediVision. In December 2002, the Company issued a debenture in favor of the bank to act as security for the debts of MediVision, which debenture is secured by a second lien on all of the Company's assets.

                                   PROPOSAL 2

                  RATIFICATION OF SELECTION OF PERRY-SMITH LLP
             AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC AUDITORS

         The Board of Directors has selected Perry-Smith LLP as the independent registered public auditors of the Company for the year ending December 31, 2004, subject to ratification by the Company's shareholders at the Meeting. Perry-Smith LLP has acted for the Company in such capacity since October 23, 1998. A resolution for such ratification will be submitted for consideration.

         Perry-Smith LLP has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Perry-Smith LLP as independent registered public accountants is adopted by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

REQUIRED VOTE

         The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

AUDIT FEES

         For the fiscal years ended December 31, 2003 and December 31, 2002, Perry-Smith LLP billed the Company $ 52,318 and $ 41,555, respectively, for services rendered for the audit of the Company's annual financial statements in its report on Form 10-KSB and the reviews of the financial statements included in its reports on Form 10-QSB filed with the SEC.

AUDIT RELATED FEES

         There were no audit related fees paid to Perry-Smith LLP during the fiscal years ended December 31, 2003 and December 31, 2002.

TAX FEES

         For the fiscal  years ended  December  31, 2003 and  December 31, 2002,
Perry-Smith LLP billed the Company $ 13,615 and $ 16,250, respectively, in connection with the preparation of tax returns and the provision of tax advice.

ALL OTHER FEES

         For the fiscal years ended December 31, 2003 and December 31, 2002, Perry-Smith LLP billed the Company $ 320 and $ 0, respectively for services related to exercising of options under the Company's Stock Option Plans.

         All of the fees described above were approved by the Company's Audit Committee.

         The Audit Committee does not currently have any pre-approval policies.

         The Board of Directors believes that the provision of non-audit services by Perry-Smith LLP does not impair the independence of the auditor.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company not later than July 22, 2005 for inclusion in the Company's Proxy Statement and form of proxy card for that meeting. Notices of shareholder proposals relating to proposals to be presented at the Meeting but not included in the Company's Proxy Statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after October 5, 2005

                              FINANCIAL STATEMENTS

         The financial statements of the Company have been included as part of the Annual Report of the Company enclosed with this Proxy Statement.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above, and no other matters were proposed to be presented by September 22, 2004. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their discretion on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                     By Order of the Board of Directors

                                     Ariel Shenhar
                                     Secretary
November 19, 2004

PROXY                   OPHTHALMIC IMAGING SYSTEMS                         PROXY

               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 22, 2004
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, as proxies for the undersigned, Gil Allon and Ariel Shenhar and each of them individually, with full power of substitution, to vote all shares of Common Stock of the undersigned in Ophthalmic Imaging Systems (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California, 95815 on Wednesday, December 22, 2004, at 10:30 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

         Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees and "FOR" the listed proposals.

Please mark boxes |X| in blue or black ink.

1.    Election of Directors:

      (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

      FOR ALL NOMINEES |_|                           WITHHOLD AUTHORITY |_|
      (except as marked to the contrary below)       To vote for all nominees

      ( Gil Allon,  Ariel Shenhar,  Alon Harris,  Michael Benoff, Yigal Berman )



2. Ratify the selection of Perry-Smith LLP as the Company's independent registered public auditors for the fiscal year ending December 31, 2004.

              FOR |_|                   AGAINST |_|                ABSTAIN |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

         NOTE: PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. IF SIGNED AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND SHOULD BEAR THE CORPORATE SEAL.

                                        Dated__________________________, 2004


                                        ------------------------------------
                                        Signature of Shareholder


                                        ------------------------------------
                                        Print Name(s)


Please sign and return the proxy promptly in the enclosed envelope.